December 18 th , 2010 Discussion Materials: Special Committee and Independent Members of the Board of Directors Playboy Enterprises Exhibit (c)(7) PRIVATE AND CONFIDENTIAL

PRIVATE AND CONFIDENTIAL
Table of Contents
I. Financial Projections
II. Valuation Summary
Appendix A: Supplemental Valuation / Ownership Materials
Appendix B: Public Trading Comparables
Appendix C: Sum-of-the-Parts Analysis
Appendix D: Discounted Cash Flow Analysis
Appendix E: Leveraged Buyout Analysis
Appendix F: Select Precedent Transactions
Appendix G: Miscellaneous
1

PRIVATE AND CONFIDENTIAL I. Financial Projections 2

Case	2012-2014 Revenue CAGR	2012-2014 Adjusted EBITDA CAGR	Assumptions
Base Case	2.5%	15.0%	▪ Adult TV and digital business are sold in January 2012 ▪ Payments to DIRECTV in 1Q 2011, 1Q 2012 and 1Q 2013 and forgiven DIRECTV revenue from 2010 ▪ **Entertainment**: Despite continuous cost reductions, the segment struggles to achieve break-even operating income from 2011 onwards, driven by declines in pay-TV subscribers and unfavorable revenue splits ▪ **Print**: Segment experiences annual operating income declines, driven by continued losses at the core US magazine and growing weakness in International magazines and special editions ▪ **Digital**: Growth in operating income from branded services and new ventures more than offsets losses in adult content ▪ **Licensing**: Strong growth in operating income through 2014, driven by an enhanced Coty relationship, launch of new location-based entertainment venues and international branding initiatives ▪ **Corporate and Other**: – Reduction in corporate overhead expenses post 2011 driven by undetermined cost savings – Restructuring charges of $9.9mm in 2010 and $21.6mm in 2011 for relocation of magazine operations to LA and sub-leasing of the Chicago office over the remainder of the contract period
Upside Case	6.1%	29.5%	▪ Adult TV and digital business sale proceeds and timing in line with Base Case ▪ Payments to DIRECTV in line with Base Case ▪ **Entertainment**: Segment is able to reach break-even and grow operating income post 2011 driven by pay-TV subscriber growth through improved marketing relationships with carriers ▪ **Print**: Segment performance in line with Base Case ▪ **Digital**: New initiatives are more successful, improving operating income by over 100% versus the Base Case ▪ **Licensing**: Better than expected operating income profitability by IMG / internal sales and location based entertainment ▪ **Corporate and Other**: Higher reduction in corporate overhead expenses through undetermined cost savings
Downside Case	(1.0%)	(5.7%)	▪ Adult TV and digital business are sold in January 2012 for less than in the Base Case ▪ Playboy is unable to reach an agreement with DIRECTV in 2011; DIRECTV drops carriage of the Playboy channels and both parties enter into legal proceedings (assumes payment in 2014) ▪ **Entertainment**: Significant deterioration in revenue and profitability driven by loss of DIRECTV carriage and increased pressure on pay-TV subscribers, partially offset by reduced programming investment ▪ **Print**: Accelerated declines in US and international subscribers drive higher operating income losses ▪ **Digital**: Limited success of new initiatives unable to offset losses in Playboy branded and adult content ▪ **Licensing**: Slower growth of IMG / internal sales and location based entertainment drives lower operating income profitability ▪ **Corporate and Other**: – Increase in cost reductions through undetermined cost savings to right size the operations – $1mm in annual legal expenses to support DIRECTV legal proceedings

RAINE

PRIVATE AND CONFIDENTIAL
Financial Projections Assumptions
3
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)

Case	2012-2014 Revenue CAGR	2012-2014 Adjusted EBITDA CAGR	Assumptions
Base Case with Project Synergy[1]	4.3%	16.5%	▪ Project Synergy assumes Adult TV and digital operations exchanged for one-time payment and future royalty streams from a 3rd party in 2010 – Upfront proceeds received in 2011 – Minimum guarantees on royalty fees for Playboy TV and Playboy.com – Print, Alta Loma, new digital ventures and select adult services are retained by Playboy ▪ Payments to DIRECTV in line with Base Case ▪ **Print**: Segment performance in line with Base Case ▪ **Licensing**: Segment performance in line with Base Case ▪ **Corporate and Other**: Higher corporate expenses driven by higher bonus compensation and lower available undetermined cost savings versus the Base Case
Upside Case with Project Synergy[1]	7.3%	25.9%	▪ Impact of Project Synergy predominantly in line with Base Case with Project Synergy ▪ Payments to DIRECTV in line with Base Case ▪ **Print**: Segment performance in line with Base Case ▪ **Licensing**: Segment performance in line with Upside Case ▪ **Corporate and Other**: Benefit of undetermined cost savings in line with the Upside Case, partially offset by higher bonus compensation

RAINE

PRIVATE AND CONFIDENTIAL
Financial Projections Assumptions (Cont.)
4
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV settlement and Project Synergy negotiations (where applicable)
1.
Based on latest Project Synergy negotiations however does not reflect updated DIRECTV subscriber levels

PRIVATE AND CONFIDENTIAL
218.8 218.8
211.8
218.8 218.8
218.1 218.1
196.7
122.5
123.3
177.7
187.2
154.1
128.2
131.1
182.0
197.5
152.4
134.3
140.7
186.7
210.9
151.2
139.4
151.0
0.0
50.0
100.0
150.0
200.0
250.0
Base Upside Downside Base with Project Synergy Upside with Project Synergy
2010E 2011E 2012E 2013E 2014E
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
5-Year Plan Case Comparison – Revenue
($ millions)
5
2011 revenue decline in Project Synergy Cases reflects sale of Adult TV and digital operations as part of the transaction contemplated by Project Synergy
2012 revenue decline in Base, Upside, and Downside Cases reflects sale of Adult TV and digital operations to a 3 rd
party (not Project Synergy)
Without Project Synergy With Project Synergy

PRIVATE AND CONFIDENTIAL
17.3 17.3
10.6
17.3 17.3
12.2
11.2
4.9
17.3 17.3
20.3
26.0
11.0
23.7
28.1
23.9
33.6
10.4
28.4
35.9
26.9
43.5
9.8
32.2
44.6
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
50.0
Base Upside Downside Base with Project Synergy Upside with Project Synergy
2010E 2011E 2012E 2013E 2014E
5-Year Plan Case Comparison – Adjusted EBITDA
($ millions)
6
Adjusted EBITDA excludes the DIRECTV payment, restructuring costs, and other extraordinary expenses¹ and adjusts for cash programming investments
– Raine has included stock based compensation in Adjusted EBITDA (differs from management approach where stock based compensation is backed out of
Adjusted EBITDA)
Adjusted EBITDA growth from 2012 through 2014 driven primarily by the Licensing segment performance, offset by varied performance in other segments
Without Project Synergy With Project Synergy
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV settlement and Project Synergy negotiations (where applicable)
1.
Includes legal expenses related to Mexican litigation, impairment charges related to capitalized programming costs and one time expenses related to Mr. Hefner’s indication of interest

PRIVATE AND CONFIDENTIAL II. Valuation Summary 7

PRIVATE AND CONFIDENTIAL
$2.24
$0.70
$2.22
$0.94
$4.49
$1.73
$2.79
$3.68
$2.98
$4.00
$3.14
$5.29
$3.54
$3.05
$4.47
$3.22
$5.50
$5.55
$7.48
$5.21
$5.90
$5.22
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Base Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
8
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Initial Indication of Interest
($3.94)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
n
Closing Price – High: $5.55 (7/12/2010)
n
Closing Price – Low: $3.14 (2/8/2010)
n
RBC – Prior to indication of interest: $4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
n
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)
n
Based on 2012E Adjusted EBITDA by segment
n
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
n
Adjusted for proceeds from planned sale of Adult assets in 2012
n
2012E Adjusted EBITDA of $20.3mm
n
Diversified Media 2012E EBITDA multiple range: 5.0x – 8.5x
n
Adjusted for proceeds from planned sale of Adult assets in 2012
n
2012E Adjusted EBITDA of $20.3mm
n
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
n
Value discounted 1 year using Playboy midpoint WACC of 11.0%
n
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
n
Adjusted for proceeds from planned sale of Adult assets in 2012
n
4 year Discounted Cash Flow analysis
n
WACC:10.0% – 12.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Implied Terminal Growth Rate: (1.0%) – 5.0%
n
4 year Leveraged Buyout analysis
n
Target IRR%: 20.0% – 30.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
Mr. Hefner Revised
Indication of Interest
($6.25)
Mr. Hefner Initial Indication
of Interest Price
($5.50)

PRIVATE AND CONFIDENTIAL
$3.39
$3.10
$3.10
$1.76
$6.05
$3.33
$5.29
$5.08
$4.31
$4.00
$3.14
$7.25
$6.34
$6.75
$5.78
$4.46
$5.50
$5.55
$9.85
$8.99
$7.70
$6.95
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Upside Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
9
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Initial Indication of Interest
($3.94)
Mr. Hefner Initial Indication
of Interest Price
($5.50)
n
Closing Price – High: $5.55 (7/12/2010)
n
Closing Price – Low: $3.14 (2/8/2010)
n
Based on 2012E Adjusted EBITDA by segment
n
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
n
Adjusted for proceeds from planned sale of Adult assets in 2012
n
2012E Adjusted EBITDA of $26.0mm
n
Diversified Media 2012E EBITDA multiple range: 5.0x – 8.5x
n
Adjusted for proceeds from planned sale of Adult assets in 2012
n
2012E Adjusted EBITDA of $26.0mm
n
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
n
Value discounted 1 year using Playboy midpoint WACC of 11.0%
n
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
n
Adjusted for proceeds from planned sale of Adult assets in 2012
n
4 year Discounted Cash Flow analysis
n
WACC:10.0% – 12.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Implied Terminal Growth Rate: (2.5%) – 4.0%
n
4 year Leveraged Buyout analysis
n
Target IRR%: 20.0% – 30.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
n
RBC – Prior to indication of interest: $4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
n
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Mr. Hefner Revised
Indication of Interest
($6.25)

PRIVATE AND CONFIDENTIAL
$0.04
($2.69)
$0.56
($0.68)
$1.73
($0.47)
($1.86)
$1.20
$0.45
$4.00
$3.14
$1.78
($0.07)
($1.01)
$2.26
$1.02
$5.50
$5.55
$3.46
($0.14)
$2.89
$2.15
($4.00) ($2.00) $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Downside Case
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
10
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Initial Indication of Interest
($3.94)
Mr. Hefner Initial Indication
of Interest Price
($5.50)
n
Closing Price – High: $5.55 (7/12/2010)
n
Closing Price – Low: $3.14 (2/8/2010)
n
Based on 2012E Adjusted EBITDA by segment
n
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
n
Adjusted for proceeds from planned sale of Adult assets in 2012
n
2012E Adjusted EBITDA of $11.0mm
n
Diversified Media 2012E EBITDA multiple range: 5.0x – 8.5x
n
Adjusted for proceeds from planned sale of Adult assets in 2012
n
2012E Adjusted EBITDA of $11.0mm
n
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
n
Value discounted 1 year using Playboy midpoint WACC of 11.0%
n
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
n
Adjusted for proceeds from planned sale of Adult assets in 2012
n
4 year Discounted Cash Flow analysis
n
WACC: 10.0% – 12.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Implied Terminal Growth Rate: N/A
n
4 year Leveraged Buyout analysis
n
Target IRR%: 20.0% – 30.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
n
RBC – Prior to indication of interest: $4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
n
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Mr. Hefner Revised
Indication of Interest
($6.25)

PRIVATE AND CONFIDENTIAL
$3.51
$2.31
$3.18
$2.03
$6.06
$2.76
$4.47
$5.12
$4.35
$4.00
$3.14
$7.04
$5.06
$5.04
$5.74
$4.62
$5.50
$5.55
$9.54
$7.24
$7.64
$6.89
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Base Case with Project Synergy
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
11
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Initial Indication of Interest
($3.94)
Mr. Hefner Initial Indication
of Interest Price
($5.50)
n
Closing Price – High: $5.55 (7/12/2010)
n
Closing Price – Low: $3.14 (2/8/2010)
n
Based on 2012E Adjusted EBITDA by segment
n
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
n
Adjusted for proceeds from Project Synergy transaction in 2011
n
2012E Adjusted EBITDA of $23.7mm
n
Diversified Media 2012E EBITDA multiple range: 5.0x – 8.5x
n
Adjusted for proceeds from Project Synergy transaction in 2011
n
2012E Adjusted EBITDA of $23.7mm
n
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
n
Value discounted 1 year using Playboy midpoint WACC of 11.0%
n
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
n
Adjusted for proceeds from Project Synergy transaction in 2011
n
4 year Discounted Cash Flow analysis
n
WACC: 10.0% – 12.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Implied Terminal Growth Rate: (1.9%) – 4.4%
n
4 year Leveraged Buyout analysis
n
Target IRR%: 20.0% – 30.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
n
RBC – Prior to indication of interest:$4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
n
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Mr. Hefner Revised
Indication of Interest
($6.25)

PRIVATE AND CONFIDENTIAL
$4.38
$4.00
$3.92
$2.66
$7.02
$3.92
$6.04
$5.99
$5.35
$4.00
$3.14
$8.56
$7.12
$7.74
$6.58
$5.38
$5.50
$5.55
$11.16
$9.83
$8.61
$8.01
$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00
Valuation Summary
Upside Case with Project Synergy
($ per Share)
LTM Trading
Range
Wall Street
Research
Discounted Cash
Flow Analysis
Methodology
Illustrative Price per Share ($) Commentary
Precedent
Transactions
12
Sum-of-the-Parts
Public Trading
Comparables
Leveraged Buyout
Analysis
Share Price Prior to Mr. Hefner
Initial Indication of Interest
($3.94)
Mr. Hefner Initial Indication
of Interest Price
($5.50)
n
Closing Price – High: $5.55 (7/12/2010)
n
Closing Price – Low: $3.14 (2/8/2010)
n
Based on 2012E Adjusted EBITDA by segment
n
Applies 2012E EBITDA trading multiple ranges for public companies in comparable industries
n
Adjusted for proceeds from Project Synergy transaction in 2011
n
2012E Adjusted EBITDA of $28.1mm
n
Diversified Media 2012E EBITDA multiple range: 5.0x – 8.5x
n
Adjusted for proceeds from Project Synergy transaction in 2011
n
2012E Adjusted EBITDA of $28.1mm
n
Precedent Transactions NTM EBITDA multiple range: 8.0x– 14.0x
n
Value discounted 1 year using Playboy midpoint WACC of 11.0%
n
Based on select public Diversified Media, Publishing, Content and Licensing transactions over $100mm
n
Adjusted for proceeds from Project Synergy transaction in 2011
n
4 year Discounted Cash Flow analysis
n
WACC: 10.0% – 12.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Implied Terminal Growth Rate: (2.5%) – 4.0%
n
4 year Leveraged Buyout analysis
n
Target IRR%: 20.0% – 30.0%
n
2014 Exit Multiple: 6.0x – 10.0x
n
Leverage: 3.5x – 4.5x 2012E Adjusted EBITDA
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
n
RBC – Prior to indication of interest: $4.00 (6/29/10); post indication of interest:
$5.50 (11/9/10)
n
Carris – Prior to indication of interest: $4.00 (6/30/10); post indication of interest:
$5.00 (11/9/10)
Includes value of Non Operating Assets (Mansion, Art, NOLs)
Mr. Hefner Revised
Indication of Interest
($6.25)

PRIVATE AND CONFIDENTIAL Appendix A: Supplemental Valuation / Ownership Materials 13

PRIVATE AND CONFIDENTIAL
0.00
2.00
4.00
6.00
8.00
10.00
12.00
Dec-07 Feb-08 May-08 Jul-08 Oct-08 Dec-08 Feb-09 May-09 Jul-09 Sep-09 Dec-09 Feb-10 May-10 Jul-10 Sep-10 Dec-10
10/17/08: Playboy
announces downsizing;
55 employees are laid
off, consolidates
facilities, and reduces
travel and overtime
06/01/09: Scott
Flanders elected
CEO of Playboy
Historical Public Trading Performance
Stock Price Performance – Last Three Years
14
7/12/2010: Playboy
announces Mr. Hefner’s
indication of interest to
acquire all outstanding Class A
and Class B common shares
not currently owned by Mr.
Hefner for $5.50 per share
7/15/2010: FriendFinder
submits indication of
interest for $210mm¹
equity value
11/12/09: Playboy
reportedly in sale
talks with Iconix
03/09/09: Bob Meyers,
President of Media,
announces plans to leave
Playboy.  Jerome Kern is
named interim President.
Before
7/12/2010
High² Low² High² Low²
3 yr 9.45 1.06 11.84 1.06
2 yr 5.55 1.15 5.55 1.06
1 yr 5.55 3.14 5.55 2.35
6 mo 5.55 3.76 5.55 3.14
3 mo 5.39 4.77 5.55 3.16
Source: Public sources, Capital IQ
1.Implies a$5.93 per share assuming achange of control and fully diluted shares outstanding basedon the treasury stockmethod; all stock options and restricted stock units vest
2.Represents closing price
12/08/08: Christie
Hefner announces
plans to step down
as Playboy CEO
and Chairman
10/21/2010: Playboy
announces a non-cash
write down of its
programming inventory
and provides updated
information related to
DIRECTV lawsuit

PRIVATE AND CONFIDENTIAL
Shareholder Summary
Source: Latest public filings, Capital IQ as of 12/15/10
15
As of the latest filings, Mr. Hefner beneficially owned 69.5% of the Class A common stock (1 vote per share)
The Class B stock is nonvoting; therefore Mr. Hefner controls the shareholder vote on matters including the election of directors and approval on transactions which represent a change of control
Class A Class B Total
Shareholders Investor Type Shares Held % Shares Held % Shares Held %
Hugh Hefner Insider 3,381,836 69.5% 7,935,596 27.5% 11,317,432 33.6%
BlackRock Institution 2,637,961 9.1% 2,637,961 7.8%
Fidelity Investments Institution 1,895,600 6.6% 1,895,600 5.6%
AQR Capital Management Hedge Fund 1,061,035 3.7% 1,061,035 3.1%
Plainfield Asset Management Hedge Fund 926,700 19.1% 926,700 2.7%
Wells Capital Management Institution 847,879 2.9% 847,879 2.5%
Trafalgar Asset Managers Hedge Fund 737,993 2.6% 737,993 2.2%
Dimensional Fund Advisors Institution 48,731 1.0% 509,107 1.8% 557,838 1.7%
The Vanguard Group Institution 22,850 0.5% 521,863 1.8% 544,713 1.6%
Whitebox Advisors Hedge Fund 534,246 1.9% 534,246 1.6%
Arbitrage & Trading Management Hedge Fund 531,500 1.8% 531,500 1.6%
BNY Mellon Asset Management Institution 503,649 1.7% 503,649 1.5%
State Street Global Advisors Institution 446,112 1.5% 446,112 1.3%
Afton Capital Management Hedge Fund 396,739 1.4% 396,739 1.2%
Boyar Asset Management Institution 374,778 1.3% 374,778 1.1%
Weintraub Capital Management Hedge Fund 350,000 1.2% 350,000 1.0%
Northern Trust Global Investments Institution 322,649 1.1% 322,649 1.0%
Christie Hefner Insider 72,274 1.5% 198,062 0.7% 270,336 0.8%
Capital Group International Institution 72,274 1.5% 198,062 0.7% 270,336 0.8%
Tewksbury Capital Management Hedge Fund 202,476 0.7% 202,476 0.6%
Others - 339,437 7.0% 8,642,925 30.0% 8,982,362 26.6%
Total 4,864,102 100.0% 28,848,232 100.0% 33,712,334 100.0%

Shares Traded (mm)

Shares Traded (mm)

Shares Traded (mm)

Shares Traded (mm)

RAINE

PRIVATE AND CONFIDENTIAL
0.3
4.2
5.5
0.4
0
3
6
9
$3.00 - $3.49 $3.50 - $3.99 $4.00 - $4.49 $4.50 - $4.99
5.4
7.9
5.5
0.4
0
3
6
9
$3.00 - $3.49 $3.50 - $3.99 $4.00 - $4.49 $4.50 - $4.99
Shares Traded Volume by Closing Price – Since Indication of Interest¹
,
²
(Since the indication of interest, 38.5mm shares have been traded – ~181% of free float³)
Shares Traded Volume by Closing Price – 3 Months Prior to Indication of Interest¹
,
²
(During the3 months prior to the indication of interest,10.5mm shares were traded)
Shares Traded Volume by Closing Price –
6 Months Prior to Indication of Interest¹
,
²
(During the6 months prior to the indication of interest,19.3mm shares were traded)
Shares Traded Volume by Closing Price – 12 Months Prior to Indication of Interest¹
,
²
(During the12 months prior to the indication of interest, 68.5mm shares were traded)
Source: Capital IQ
1.Represents volume traded by closing price of Class B shares
2.Mr. Hefner indication of interest announced on 07/12/2010
3.~21.3mm shares are in free float (includes both Class A and Class B shares)
Recent Trading Activity by Volume
16
Share Price Range ($)
Share Price Range ($)
Share Price Range ($)
Share Price Range ($)
5.3
10.0
15.1
17.9
12.9
7.4
0
5
10
15
20
$2.00 -$2.49 $2.50 - $2.99 $3.00 - $3.49 $3.50 - $3.99 $4.00 - $4.49 $4.50 - $4.99
3.5
16.4
18.7
0
5
10
15
20
$4.50 - $4.99 $5.00 - $5.49 $5.50 - $5.55

PRIVATE AND CONFIDENTIAL
Analysis at Various Prices
Total Company Value
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assumes a change of control and fullydiluted shares outstanding based onthe treasury stock method; all stock options and restricted stockunits vest
17
Day Before Mr. Hefner
Initial Indication of Interest
(7/9/10)
Current Price
(12/15/10)
Mr. Hefner
Initial Indication of Interest
(7/12/10)
Mr. Hefner Revised
Indication of Interest
Share Price $3.94 $4.96 $5.50 $6.25
Premium to 7/9/2010 (date of unaffected share price) 0.0% 25.9% 39.6% 58.6%
Premium to Current (20.6%) 0.0% 10.9% 26.0%
Premium to Mr. Hefner's Initial Indication of Interest (28.4%) (9.8%) 0.0% 13.6%
Shares Outstanding ¹ 35.0 35.2 35.3 35.5
Equity Value $137.7 $174.8 $194.4 $221.6
Plus Debt 115.0 115.0 115.0 115.0
Less Cash (27.6) (27.6) (27.6) (27.6)
Enterprise Value $225.1 $262.2 $281.8 $309.0
Base - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $14.8 15.3x 17.8x 19.1x 20.9x
2012E $20.3 11.1x 12.9x 13.9x 15.2x
Upside - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $13.7 16.4x 19.1x 20.5x 22.5x
2012E $26.0 8.7x 10.1x 10.9x 11.9x
Downside - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $4.9 45.8x 53.3x 57.3x 62.9x
2012E $11.0 20.4x 23.7x 25.5x 28.0x
Base with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $17.3 13.0x 15.1x 16.3x 17.8x
2012E $23.7 9.5x 11.0x 11.9x 13.0x
Upside with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $17.3 13.0x 15.1x 16.2x 17.8x
2012E $28.1 8.0x 9.3x 10.0x 11.0x

PRIVATE AND CONFIDENTIAL
Day Before Mr. Hefner
Initial Indication of Interest
(7/9/10)
Current Price
(12/15/10)
Mr. Hefner
Initial Indication of Interest
(7/12/10)
Mr. Hefner Revised
Indication of Interest
Share Price $3.94 $4.96 $5.50 $6.25
Premium to 7/9/2010 (date of unaffected share price) 0.0% 25.9% 39.6% 58.6%
Premium to Current (20.6%) 0.0% 10.9% 26.0%
Premium to Mr. Hefner's Initial Indication of Interest (28.4%) (9.8%) 0.0% 13.6%
Shares Outstanding ¹ 35.0 35.2 35.3 35.5
Equity Value $137.7 $174.8 $194.4 $221.6
Plus Debt 115.0 115.0 115.0 115.0
Less Cash (27.6) (27.6) (27.6) (27.6)
Less: Mansion & Art (57.9) (57.9) (57.9) (57.9)
Enterprise Value $167.2 $204.3 $223.9 $251.2
Base - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $14.8 11.3x 13.8x 15.2x 17.0x
2012E $20.3 8.2x 10.1x 11.0x 12.4x
Upside - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $13.7 12.2x 14.9x 16.3x 18.3x
2012E $26.0 6.4x 7.9x 8.6x 9.7x
Downside - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $4.9 34.0x 41.6x 45.5x 51.1x
2012E $11.0 15.1x 18.5x 20.3x 22.7x
Base with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $17.3 9.7x 11.8x 12.9x 14.5x
2012E $23.7 7.0x 8.6x 9.4x 10.6x
Upside with Project Synergy - Adjusted EBITDA Multiple
Adjusted EBITDA
2011E $17.3 9.6x 11.8x 12.9x 14.5x
2012E $28.1 5.9x 7.3x 8.0x 8.9x
Analysis at Various Prices
Adjusting for Value of Non-Operating Assets
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assumes a change of control and fullydiluted shares outstanding based onthe treasury stock method; all stock options and restricted stockunits vest
18

RBC Capital Markets		
	Caris & Company		
	RBC Capital Markets		
	Caris & Company		

Caris & Company

RBC Capital Markets

RAINE

PRIVATE AND CONFIDENTIAL
Research Summary
Source: Wall Street research, Bloomberg
19
Analyst Target Prices Analyst Commentary
Date Name Recommendation Price Target ($)
Pre-Mr. Hefner Indication of Interest
6/29/10 Hold 4.00
6/30/10 Hold 4.00
Post-Mr. Hefner Indication of Interest
11/09/10 Hold 5.50
11/09/10 Hold 5.00
Average Target Post Mr. Hefner Indication of Interest $5.25
Premium to Current Share Price (12/15/2010) 5.8%
Carris & Company
11/09/2010
“At $5.50/share, Mr. Hefner’s bid equates to a fairly attractive
17.9x TTM adjusted EBITDA on an EV basis (inclusive of
programming expenses). That being said, we advise investors to proceed with caution, as 1. Mr. Hefner’s financing is not yet hard on his current offer; 2. There can be no guarantee that Mr. Hefner will receive the financing to support a higher bid; 3. Mr. Hefner will likely reject any third-party bid above $5.50, (including that of
Marc Bell); 4. The current offer could be dropped if CEO Scott
Flanders convinces the board to support a plan to raise the stock price organically though core fundamentals, highlighted by
additional LBE agreements, and the unwinding of dilutive
contractual agreements within TV”
RBC Capital Markets
11/09/2010
“Continued Progress In Turn-around; On A Clear Day, You Can See
2013—3Q10 was another stop on the turn-around route that
began when CEO Scott Flanders took over in 2009. The magazine has stabilized and Licensing is ramping to levels that, if executed properly, could suggest longer-term upside for shareholders.
Challenging TV business fundamentals and near-term operating metrics make material stock appreciation hard to justify,
keeping us on the sidelines”

PRIVATE AND CONFIDENTIAL Appendix B: Public Trading Comparables 20

PRIVATE AND CONFIDENTIAL
Source: Public filings, Wall Street research, Capital IQ
Note:  As of 12/15/2010
Public Trading Comparables – Diversified Media
21
EV / EBITDA (x)
Share Price ($)
% of 52 - Week
High
Market Cap
($mm)
Enterprise Value
($mm) LTM 2010E 2011E 2012E
DIVERSIFIED MEDIA
Time Warner $31.35 92.0% $34,776 $46,244 6.9x 7.3x 6.8x 6.5x
Viacom $38.57 95.8% $23,646 $29,305 7.7x 8.2x 7.2x 6.9x
Disney $36.95 97.2% $72,265 $87,169 10.6x 9.7x 8.7x 8.0x
News Corp $14.39 84.6% $39,127 $35,809 6.3x 6.1x 5.5x 5.1x
DIVERSIFIED MEDIA – AVERAGE 7.9x 7.8x 7.1x 6.6x
DIVERSIFIED MEDIA – MEDIAN 7.3x 7.8x 7.0x 6.7x
DIVERSIFIED MEDIA – HIGH 10.6x 9.7x 8.7x 8.0x
DIVERSIFIED MEDIA – LOW 6.3x 6.1x 5.5x 5.1x

PRIVATE AND CONFIDENTIAL
Source: Public filings, Wall Street research, Capital IQ
Note: As of 12/15/2010
Public Trading Comparables – Segment Specific
22
EV / EBITDA (x)
Share Price ($)
% of 52 - Week
High
Market Cap
($mm)
Enterprise Value
($mm) LTM 2010E 2011E 2012E
BRAND LICENSING
Iconix $19.74 97.4% $1,472 $2,022 10.5x 9.8x 8.9x 7.6x
PUBLISHING
Meredith $35.38 92.9% $1,590 $1,854 7.5x 7.0x 7.4x 6.8x
New York Times $9.50 63.9% $1,386 $1,894 4.8x 5.0x 5.3x 5.1x
Gannett $15.28 77.6% $3,651 $5,954 4.8x 4.6x 4.8x 4.5x
PUBLISHING – AVERAGE 5.7x 5.5x 5.8x 5.5x
PUBLISHING – MEDIAN 4.8x 5.0x 5.3x 5.1x
PUBLISHING – HIGH 7.5x 7.0x 7.4x 6.8x
PUBLISHING – LOW 4.8x 4.6x 4.8x 4.5x
ENTERTAINMENT CONTENT
Discovery Communications $41.81 92.1% $17,081 $18,649 13.1x 11.3x 10.2x 9.2x
Scripps Networks $51.39 96.3% $8,694 $10,561 13.6x 11.6x 10.2x 9.1x
WWE $14.25 75.2% $1,054 $877 8.9x 8.8x 8.1x 7.3x
Liberty Starz $68.01 98.4% $3,601 $2,685 7.3x 6.9x 6.4x 5.6x
Outdoor Channel $7.13 98.5% $181 $120 11.2x 13.3x 11.1x NA
ENTERTAINMENT CONTENT – AVERAGE 10.8x 10.4x 9.2x 7.8x
ENTERTAINMENT CONTENT – MEDIAN 11.2x 11.3x 10.2x 8.2x
ENTERTAINMENT CONTENT – HIGH 13.6x 13.3x 11.1x 9.2x
ENTERTAINMENT CONTENT – LOW 7.3x 6.9x 6.4x 5.6x

PRIVATE AND CONFIDENTIAL Appendix C: Sum-of-the-Parts Analysis 23

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Base Case
($ millions, except per share values)
24
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment 1.0 5.5x 9.5x $5.7 $9.9
Print / Digital 3.7 4.5x 7.0x 16.8 26.1
Licensing 38.5 7.0x 8.0x 269.2 307.6
Corporate ¹ (22.1) 6.6x 6.6x (146.2) (146.2)
Total 21.1 $145.5 $197.5
Less: Debt ($115.0) ($115.0)
Plus: Cash $27.6 $27.6
Plus: Discounted Proceeds from Sale of Assets ² $18.0 $18.0
Total Equity Value $76.2 $128.1
Shares Outstanding ³ 34.4 34.9
Implied Share Price $2.22 $3.68
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
57.9 57.9 $1.68 $1.66
Plus: NOLs
5
19.7 19.7 $0.57 $0.56
Subtotal of Non Operating Assets 77.6 77.6 $2.26 $2.22
Total Implied Share Price (incl. Non Operating Assets) $4.47 $5.90
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2.Sale of assets discounted using a 11.0% WACC
3.Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Upside Case
($ millions, except per share values)
25
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment 4.8 5.5x 9.5x $26.5 $45.7
Print / Digital 4.8 4.5x 7.0x 21.5 33.4
Licensing 40.2 7.0x 8.0x 281.7 322.0
Corporate ¹ (23.1) 6.6x 6.6x (152.8) (152.8)
Total 26.7 $176.9 $248.4
Less: Debt ($115.0) ($115.0)
Plus: Cash $27.6 $27.6
Plus: Discounted Proceeds from Sale of Assets ² $18.0 $18.0
Total Equity Value $107.6 $179.0
Shares Outstanding ³ 34.6 35.3
Implied Share Price $3.10 $5.08
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
57.9 57.9 $1.67 $1.64
Plus: NOLs
5
34.7 34.7 $1.00 $0.99
Subtotal of Non Operating Assets 92.6 92.6 $2.67 $2.63
Total Implied Share Price (incl. Non Operating Assets) $5.78 $7.70
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2.Sale of assets discounted using a 11.0% WACC
3.Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Downside Case
($ millions, except per share values)
26
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment (0.1) 5.5x 9.5x ($0.7) ($1.2)
Print / Digital (5.4) 4.5x 7.0x (24.3) (37.9)
Licensing 35.6 7.0x 8.0x 249.0 284.6
Corporate ¹ (19.1) 6.6x 6.6x (126.4) (126.4)
Total 10.9 $97.6 $119.2
Less: Debt ($115.0) ($115.0)
Plus: Cash $27.6 $27.6
Plus: Discounted Proceeds from Sale of Assets ² $9.0 $9.0
Total Equity Value $19.3 $40.8
Shares Outstanding ³ 34.1 34.1
Implied Share Price $0.56 $1.20
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
57.9 57.9 $1.70 $1.70
Plus: NOLs
5
0.0 0.0 $0.00 $0.00
Subtotal of Non Operating Assets 57.9 57.9 $1.70 $1.70
Total Implied Share Price (incl. Non Operating Assets) $2.26 $2.89
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2.Sale of assets discounted using a 11.0% WACC
3.Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Base Case with Project Synergy
($ millions, except per share values)
27
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment 5.3 5.5x 9.5x $29.0 $50.1
Print / Digital 4.3 4.5x 7.0x 19.5 30.3
Licensing 38.5 7.0x 8.0x 269.2 307.6
Corporate ¹ (24.0) 6.6x 6.6x (158.4) (158.4)
Total 24.1 $159.3 $229.6
Less: Debt ($115.0) ($115.0)
Plus: Cash $27.6 $27.6
Plus: Discounted Proceeds from Sale of Assets ² $38.4 $38.4
Total Equity Value $110.3 $180.7
Shares Outstanding ³ 34.7 35.3
Implied Share Price $3.18 $5.12
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
57.9 57.9 $1.67 $1.64
Plus: NOLs
5
31.0 31.0 $0.89 $0.88
Subtotal of Non Operating Assets 88.9 88.9 $2.56 $2.52
Total Implied Share Price (incl. Non Operating Assets) $5.74 $7.64
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2.Sale of assets discounted using a 11.0% WACC
3.Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL
Sum-of-the-Parts Analysis
Upside Case with Project Synergy
($ millions, except per share values)
28
Segement
2012E
Adjusted EBITDA Low Multiple High Multiple Low Enterprise Value High Enterprise Value
Entertainment 5.3 5.5x 9.5x $29.0 $50.1
Print / Digital 5.5 4.5x 7.0x 24.9 38.7
Licensing 40.2 7.0x 8.0x 281.7 322.0
Corporate ¹ (22.6) 6.6x 6.6x (149.5) (149.5)
Total 28.4 $186.1 $261.3
Less: Debt ($115.0) ($115.0)
Plus: Cash $27.6 $27.6
Plus: Discounted Proceeds from Sale of Assets ² $38.4 $38.4
Total Equity Value $137.2 $212.3
Shares Outstanding ³ 35.0 35.4
Implied Share Price $3.92 $5.99
Plus Non Operating Assets: Low Value High Value Implied Share Price
Plus: Mansion and Art
4
57.9 57.9 $1.66 $1.63
Plus: NOLs
5
34.9 34.9 $1.00 $0.98
Subtotal of Non Operating Assets 92.7 92.7 $2.65 $2.62
Total Implied Share Price (incl. Non Operating Assets) $6.58 $8.61
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assume corporate multiple as the average of the Diversified Media comparables (DIS, TWX, VIA, NWS)
2.Sale of assets discounted using a 11.0% WACC
3.Assumes a change of control and fully diluted shares outstanding based on the treasury stock method; all stock options and restricted stock units vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Assumes a 11.0% WACC on NOL tax benefits

PRIVATE AND CONFIDENTIAL Appendix D: Discounted Cash Flow Analysis 29

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Base Case
($ millions, except per share values)
30
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $3.7 $14.8 $20.3 $23.9 $26.9
% Margin 6.5% 6.8% 11.4% 13.1% 14.4%
Less: Cash Taxes (0.6) (4.2) (4.5) (5.0) (5.3)
Less: Capex (0.5) (1.0) (1.0) (1.0) (1.0)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (12.0) (21.7) (1.0) (1.0)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (15.1) (0.5) (3.3) (2.8) -
Plus: Asset Sale - - 20.0 - -
WC (Use)/Benefit 4.7 (0.7) 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($12.7) ($5.9) $8.7 $12.4 $17.9
Valuation Summary Terminal Value Summary
Present Value of Enterprise $150.8 Terminal EBITDA $26.9
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 27.6 Terminal Value $214.9
Equity Value $63.4 Present Value of Enterprise $150.8
Shares Outstanding ³ 34.3 Present Value of TV $139.8
Share Price $1.85 Terminal Value %  of EV 92.7%
Plus: Value of Art
4
$0.41 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.28 WACC 11.0%
Plus: Value of NOLs $0.44 Terminal Unlevered FCF $17.9
Share Price (Incl. Non Op. Assets) $3.97 Implied Perpetuity Growth 2.5%
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $0.97 $0.90 $0.84 $0.77 $0.70
7.0x 1.50 1.42 1.35 1.27 1.20
8.0x 2.02 1.93 1.85 1.76 1.68
9.0x 2.54 2.45 2.35 2.26 2.17
10.0x 3.05 2.95 2.85 2.75 2.65
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $3.16 $3.07 $2.97 $2.88 $2.79
7.0x 3.68 3.58 3.48 3.38 3.28
8.0x 4.20 4.08 3.97 3.86 3.76
9.0x 4.71 4.59 4.47 4.35 4.24
10.0x 5.21 5.08 4.96 4.84 4.72
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Valuation date as of 9/30/2010; Balance sheet data as of 9/30/2010
2.Adjusted EBITDA includes stock based compensation
3.Assumes a change of control and fullydiluted shares outstanding based onthe treasury stock method; all stock options and restricted stock units outstanding vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Upside Case
($ millions, except per share values)
31
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Valuation date as of 9/30/2010; Balance sheet data as of 9/30/2010
2.Adjusted EBITDA includes stock based compensation
3.Assumes a change of control and fullydiluted shares outstanding based onthe treasury stock method; all stock options and restricted stock units outstanding vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $3.7 $13.7 $26.0 $33.6 $43.5
% Margin 6.5% 6.3% 13.9% 17.0% 20.6%
Less: Cash Taxes (0.6) (4.2) (4.8) (5.6) (6.3)
Less: Capex (0.5) (1.0) (1.0) (1.0) (1.0)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (12.5) (22.2) (1.0) (1.0)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (15.1) (0.5) (3.3) (2.8) -
Plus: Asset Sale - - 20.0 - -
WC (Use)/Benefit 4.7 0.3 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($12.7) ($6.4) $13.5 $21.5 $33.6
Valuation Summary Terminal Value Summary
Present Value of Enterprise $258.6 Terminal EBITDA $43.5
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 27.6 Terminal Value $348.2
Equity Value $171.2 Present Value of Enterprise $258.6
Shares Outstanding ³ 35.2 Present Value of TV $226.4
Share Price $4.86 Terminal Value %  of EV 87.5%
Plus: Value of Art
4
$0.40 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.25 WACC 11.0%
Plus: Value of NOLs $0.56 Terminal Unlevered FCF $33.6
Share Price (Incl. Non Op. Assets) $7.07 Implied Perpetuity Growth 1.2%
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $3.52 $3.41 $3.30 $3.20 $3.10
7.0x 4.33 4.20 4.08 3.97 3.85
8.0x 5.14 5.00 4.86 4.73 4.60
9.0x 5.94 5.79 5.64 5.50 5.35
10.0x 6.75 6.58 6.42 6.26 6.10
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $5.80 $5.67 $5.54 $5.41 $5.29
7.0x 6.60 6.45 6.30 6.16 6.03
8.0x 7.39 7.23 7.07 6.92 6.76
9.0x 8.19 8.01 7.84 7.67 7.51
10.0x 8.99 8.80 8.61 8.43 8.25

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Downside Case
($ millions, except per share values)
32
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Valuation date as of 9/30/2010; Balance sheet data as of 9/30/2010
2.Adjusted EBITDA includes stock based compensation
3.Assumes a change of control and fullydiluted shares outstanding based onthe treasury stock method; all stock options and restricted stock units outstanding vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $0.8 $4.9 $11.0 $10.4 $9.8
% Margin 1.5% 2.5% 7.2% 6.8% 6.5%
Less: Cash Taxes (0.6) (3.7) (4.4) (4.6) (4.9)
Less: Capex (0.5) (1.3) (1.3) (1.3) (1.3)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (12.0) (22.7) (5.0) (1.0)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (3.1) (1.5) (1.0) (1.0) (13.5)
Plus: Asset Sale - - 10.0 - -
WC (Use)/Benefit 2.7 (2.7) 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($5.6) ($18.5) ($9.4) ($3.2) ($12.4)
Valuation Summary Terminal Value Summary
Present Value of Enterprise $9.4 Terminal EBITDA $9.8
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 27.6 Terminal Value $78.6
Equity Value ($78.0) Present Value of Enterprise $9.4
Shares Outstanding ³ 34.1 Present Value of TV $51.1
Share Price ($2.29) Terminal Value %  of EV 543.3%
Plus: Value of Art
4
$0.41 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.29 WACC 11.0%
Plus: Value of NOLs $0.00 Terminal Unlevered FCF ($12.4)
Share Price (Incl. Non Op. Assets) ($0.59) Implied Perpetuity Growth N/A
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x ($2.64) ($2.65) ($2.66) ($2.68) ($2.69)
7.0x (2.44) (2.46) (2.48) (2.49) (2.51)
8.0x (2.25) (2.27) (2.29) (2.31) (2.33)
9.0x (2.05) (2.08) (2.10) (2.12) (2.15)
10.0x (1.86) (1.89) (1.91) (1.94) (1.97)
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x ($0.92) ($0.94) ($0.96) ($0.99) ($1.01)
7.0x (0.72) (0.75) (0.78) (0.80) (0.83)
8.0x (0.53) (0.56) (0.59) (0.62) (0.65)
9.0x (0.33) (0.37) (0.40) (0.44) (0.47)
10.0x (0.14) (0.18) (0.22) (0.25) (0.29)

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Base Case with Project Synergy
($ millions, except per share values)
33
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Valuation date as of 9/30/2010; Balance sheet data as of 9/30/2010
2.Adjusted EBITDA includes stock based compensation
3.Assumes a change of control and fullydiluted shares outstanding based onthe treasury stock method; all stock options and restricted stock units outstanding vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $3.7 $17.3 $23.7 $28.4 $32.2
% Margin 6.5% 14.1% 18.5% 21.1% 23.1%
Less: Cash Taxes (0.6) (4.2) (4.5) (5.0) (5.3)
Less: Capex (0.5) (0.8) (0.8) (0.8) (0.8)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (11.9) (20.5) (1.0) (1.0)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (15.1) (0.5) (3.3) (2.8) -
Plus: Asset Sale - 41.0 - - -
WC (Use)/Benefit 4.7 (1.2) 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($12.7) $37.6 ($6.4) $17.2 $23.5
Valuation Summary Terminal Value Summary
Present Value of Enterprise $214.1 Terminal EBITDA $32.2
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 27.6 Terminal Value $257.8
Equity Value $126.7 Present Value of Enterprise $214.1
Shares Outstanding ³ 34.8 Present Value of TV $167.6
Share Price $3.64 Terminal Value %  of EV 78.3%
Plus: Value of Art
4
$0.40 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.26 WACC 11.0%
Plus: Value of NOLs $0.52 Terminal Unlevered FCF $23.5
Share Price (Incl. Non Op. Assets) $5.82 Implied Perpetuity Growth 1.7%
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $2.63 $2.55 $2.46 $2.38 $2.31
7.0x 3.24 3.14 3.05 2.97 2.88
8.0x 3.84 3.74 3.64 3.54 3.44
9.0x 4.44 4.32 4.21 4.11 4.00
10.0x 5.04 4.91 4.79 4.67 4.56
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $4.89 $4.78 $4.67 $4.57 $4.47
7.0x 5.48 5.36 5.25 5.14 5.03
8.0x 6.07 5.94 5.82 5.70 5.58
9.0x 6.65 6.52 6.38 6.25 6.12
10.0x 7.24 7.10 6.95 6.81 6.67

PRIVATE AND CONFIDENTIAL
Discounted Cash Flow Overview ¹
Indicative Valuation Overview Share Price Sensitivity Analysis ($)
Discounted Cash Flow Analysis
Upside Case with Project Synergy
($ millions, except per share values)
34
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Valuation date as of 9/30/2010; Balance sheet data as of 9/30/2010
2.Adjusted EBITDA includes stock based compensation
3.Assumes a change of control and fullydiluted shares outstanding based onthe treasury stock method; all stock options and restricted stock units outstanding vest
4.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax related to sale is shielded by NOLs
5.Terminal EBITDA multiple is based on the LTM EBITDA multiple range of the Diversified Media and Licensing comparables
4Q 2010 2011E 2012E 2013E 2014E
Adjusted EBITDA ² $3.7 $17.3 $28.1 $35.9 $44.6
% Margin 6.5% 14.1% 21.5% 25.5% 29.5%
Less: Cash Taxes (0.6) (4.4) (4.8) (5.6) (6.3)
Less: Capex (0.5) (0.8) (0.8) (0.8) (0.8)
Less: Investment in Trademarks & Copyrights (0.6) (2.3) (2.3) (2.3) (2.3)
Less: Cash Restructuring - (12.5) (22.2) (1.5) (1.5)
Less: Deferred Acquisition Payments (0.3) (0.8) - - -
Less: London Club Financing (4.0) 0.7 0.8 0.8 0.8
Less: Extraordinary Expenses (15.1) (0.5) (3.3) (2.8) -
Plus: Asset Sale - 41.0 - - -
WC (Use)/Benefit 4.7 (0.2) 0.3 (0.2) (0.2)
Unlevered Free Cash Flow ($12.7) $37.7 ($4.1) $23.6 $34.4
Valuation Summary Terminal Value Summary
Present Value of Enterprise $293.0 Terminal EBITDA $44.6
Less: Debt (115.0) Terminal EBITDA Multiple 8.0x
Plus: Cash 27.6 Terminal Value $356.9
Equity Value $205.6 Present Value of Enterprise $293.0
Shares Outstanding ³ 35.4 Present Value of TV $232.1
Share Price $5.81 Terminal Value %  of EV 79.2%
Plus: Value of Art
4
$0.40 Implied Perpetuity Growth
Plus: Value of Mansion
4
$1.24 WACC 11.0%
Plus: Value of NOLs $0.42 Terminal Unlevered FCF $34.4
Share Price (Incl. Non Op. Assets) $7.87 Implied Perpetuity Growth 1.2%
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $4.43 $4.32 $4.21 $4.10 $4.00
7.0x 5.26 5.13 5.01 4.89 4.77
8.0x 6.09 5.95 5.81 5.67 5.54
9.0x 6.92 6.76 6.61 6.46 6.31
10.0x 7.74 7.57 7.40 7.24 7.08
Share Price Including Non Operating Assets
Terminal Discount Rate (%)
Multiple
5
10.0% 10.5% 11.0% 11.5% 12.0%
6.0x $6.55 $6.42 $6.29 $6.17 $6.04
7.0x 7.37 7.22 7.08 6.94 6.80
8.0x 8.19 8.03 7.87 7.71 7.56
9.0x 9.01 8.83 8.66 8.49 8.32
10.0x 9.83 9.64 9.45 9.27 9.09

PRIVATE AND CONFIDENTIAL Appendix E: Leveraged Buyout Analysis 35

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Base Case
($ millions, except per share values)
36
Sources Amount
Cash on Balance Sheet $ 27.6
Sale of Mansion and Art ¹ 57.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 81.2
Sponsor Equity 60.2
Total Sources $ 226.9
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 12.7
Implied Equity Purchase Price 86.8
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 2.4
Cash $ 226.9
Expected IRR % 25.0%
Implied Equity Purchase Price $ 86.8
Shares Outstanding 34.4
Implied Share Price $2.52
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% 2.08 2.46 2.82 3.18 3.54
22.5% 1.98 2.32 2.67 3.00 3.33
25.0% 1.89 2.20 2.52 2.83 3.14
27.5% 1.80 2.10 2.39 2.68 2.96
30.0% 1.73 2.00 2.27 2.54 2.81
Expected 2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% 2.68 2.75 2.82 2.90 2.97
22.5% 2.49 2.58 2.67 2.76 2.84
25.0% 2.31 2.42 2.52 2.63 2.73
27.5% 2.15 2.27 2.39 2.51 2.63
30.0% 2.01 2.14 2.27 2.40 2.53

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Upside Case
($ millions, except per share values)
37
Sources Amount
Cash on Balance Sheet $ 27.6
Sale of Mansion and Art ¹ 57.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 103.8
Sponsor Equity 114.3
Total Sources $ 303.6
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 12.7
Implied Equity Purchase Price 162.8
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 3.1
Cash $ 303.6
Expected IRR % 25.0%
Implied Equity Purchase Price $ 162.8
Shares Outstanding 35.2
Implied Share Price $4.63
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% 4.03 4.61 5.19 5.77 6.34
22.5% 3.83 4.36 4.90 5.43 5.96
25.0% 3.65 4.14 4.63 5.12 5.61
27.5% 3.48 3.94 4.39 4.84 5.30
30.0% 3.33 3.75 4.17 4.59 5.01
Expected 2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% 5.01 5.10 5.19 5.28 5.37
22.5% 4.68 4.79 4.90 5.01 5.12
25.0% 4.38 4.50 4.63 4.76 4.89
27.5% 4.10 4.25 4.39 4.54 4.68
30.0% 3.86 4.01 4.17 4.33 4.49

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Downside Case
($ millions, except per share values)
38
Sources Amount
Cash on Balance Sheet $ 27.6
Sale of Mansion and Art ¹ 57.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 44.2
Sponsor Equity (8.1)
Total Sources $ 121.5
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 5.6
Implied Equity Purchase Price (10.4)
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 1.3
Cash $ 121.5
Expected IRR % 25.0%
Implied Equity Purchase Price $ (10.4)
Shares Outstanding 34.1
Implied Share Price ($0.30)
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% (0.62) (0.49) (0.35) (0.21) (0.07)
22.5% (0.58) (0.45) (0.32) (0.20) (0.07)
25.0% (0.54) (0.42) (0.30) (0.19) (0.07)
27.5% (0.50) (0.39) (0.29) (0.18) (0.07)
30.0% (0.47) (0.37) (0.27) (0.17) (0.07)
Expected 2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% (0.43) (0.39) (0.35) (0.31) (0.26)
22.5% (0.43) (0.37) (0.32) (0.27) (0.22)
25.0% (0.42) (0.36) (0.30) (0.25) (0.19)
27.5% (0.42) (0.35) (0.29) (0.22) (0.15)
30.0% (0.42) (0.34) (0.27) (0.20) (0.12)

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Base Case with Project Synergy
($ millions, except per share values)
39
Sources Amount
Cash on Balance Sheet $ 27.6
Sale of Mansion and Art ¹ 57.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 94.9
Sponsor Equity 91.2
Total Sources $ 271.6
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 12.7
Implied Equity Purchase Price 131.1
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 2.8
Cash $ 271.6
Expected IRR % 25.0%
Implied Equity Purchase Price $ 131.1
Shares Outstanding 34.9
Implied Share Price $3.76
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% 3.34 3.77 4.20 4.63 5.06
22.5% 3.18 3.57 3.97 4.36 4.76
25.0% 3.02 3.39 3.76 4.12 4.48
27.5% 2.89 3.23 3.56 3.90 4.24
30.0% 2.76 3.08 3.39 3.70 4.01
Expected 2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% 4.05 4.12 4.20 4.28 4.36
22.5% 3.77 3.87 3.97 4.07 4.16
25.0% 3.53 3.64 3.76 3.87 3.99
27.5% 3.30 3.43 3.56 3.70 3.83
30.0% 3.10 3.24 3.39 3.54 3.68

PRIVATE AND CONFIDENTIAL
Indicative Sources and Uses Implied Share Price Analysis ($)
Source: Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
1.Assumes mansion and art is sold in 1.5 years time at a 11.0% WACC, all tax is shielded by NOLs
2.Assumes cost of debt at 10.5%
3.Cash flow deficit in 4Q 2010 due to extraordinary items
4.Assumes a 4.0x 2012E leverage multiple
5.Assumes a 8.0x 2014E exit multiple
Leveraged Buyout Analysis
Upside Case with Project Synergy
($ millions, except per share values)
40
Sources Amount
Cash on Balance Sheet $ 27.6
Sale of Mansion and Art ¹ 57.9
Senior Secured Notes (@ 4.0x 2012E EBITDA)² 112.5
Sponsor Equity 130.2
Total Sources $ 328.2
Uses Amount
Minimum Cash $ 10.0
4Q 2010 Cash Flow Deficit ³ 12.7
Implied Equity Purchase Price 187.1
Outstanding Debt 115.0
Financing Fee (@ 3.0% of Note Payable) 3.4
Cash $ 328.2
Expected IRR % 25.0%
Implied Equity Purchase Price $ 187.1
Shares Outstanding 35.3
Implied Share Price $5.30
Expected
Exit Multiple – 2014E Adjusted EBITDA
4
IRR 6.0x 7.0x 8.0x 9.0x 10.0x
20.0% 4.75 5.34 5.94 6.53 7.12
22.5% 4.51 5.06 5.60 6.15 6.69
25.0% 4.29 4.80 5.30 5.80 6.31
27.5% 4.10 4.56 5.03 5.49 5.96
30.0% 3.92 4.35 4.78 5.21 5.64
Expected 2012E Leverage Multiple
5
IRR 3.0x 3.5x 4.0x 4.5x 5.0x
20.0% 5.75 5.84 5.94 6.03 6.12
22.5% 5.37 5.49 5.60 5.72 5.83
25.0% 5.03 5.17 5.30 5.44 5.57
27.5% 4.72 4.87 5.03 5.18 5.34
30.0% 4.44 4.61 4.78 4.95 5.12

PRIVATE AND CONFIDENTIAL Appendix F: Select Precedent Transactions 41

PRIVATE AND CONFIDENTIAL
Source: Public filings, Wall Street research
Select Precedent Transactions
42
Transaction Value / NTM
Date Acquiror Target
Transaction Value
($mm) Revenue EBITDA
Apr-10 Iconix Peanuts Worldwide 175 2.3 10.4
Nov-09 Scripps Network Interactive Travel Channel 975 4.5 12.4
Aug-09 Disney Marvel 4,000 6.2 13.1
Jan-09 Lions Gate TV Guide 255 1.8 8.3
Jul-08 NBCU, Bain, Blackstone The Weather Channel 3,500 6.4 11.7
May-08 Cablevision Sundance Channel 496 6.2 13.5
Oct-07 NBC Universal Oxygen 875 4.7 12.5
Nov-06 Ripplewood Readers Digest 2,400 1.0 11.3
Low 1.0x 8.3x
Mean 4.1 11.7
Median 4.6 12.1
High 6.4 13.5

PRIVATE AND CONFIDENTIAL Appendix G: Miscellaneous 43

PRIVATE AND CONFIDENTIAL
Based on the latest appraisals done the Mansion (appraisal as of October 2010) and art (appraisal as of July 2009) are worth:
-
Mansion: $54mm
-
Art: $19.7mm (~$2.5mm was sold at the December 8
th
2010 auction, currently included in Management projections)
The appraisal states the mansion could take up to 1.5 years to be sold
Mansion and art work discounted at Company WACC of 11.0%
Tax on sale of mansion and art are shielded by current NOLs
Value of Mansion and Art
Playboy currently has $153.5mm of federal NOLs and $131.4mm of local and state NOLs
-
Any sale of the mansion and art will reduced the amount of NOLs outstanding
Valuation of NOLs based on Base Case Management projections; EBT from 2015 onwards grown at average year-over-year GDP growth rate of 3% (last 50 years)
35% federal tax rate and 4.5% effective local and state tax rate
NOLs tax shield discounted at Company WACC of 11.0%
Value of NOLs
Source: Public filings, Management projections, includes stock-based compensation and adjusted for latest DIRECTV and Project Synergy negotiations (where applicable)
Non-Operating Assets Valuation
44
Apprasial Value
($mm) Selling Costs
Adjusted Value Post
Selling Costs ($mm) Tax Basis NOLs Used if Sold
Discount Period
(Years) Amount Per Share
Mansion 54.0 5.0% 51.3 0.7 50.6 1.5 43.9 $1.25
Art Work 17.2 5.0% 16.4 1.3 15.1 1.5 14.0 $0.40
Total 71.2 67.7 2.0 65.6 57.9 $1.66
2010E 2011E 2012E 2013E 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E
EBT (37.5) (25.4) (0.5) 5.6 11.4 11.8 12.1 12.5 12.8 13.2 13.6 14.0
Federal NOL Tax Shield 0.0 0.0 0.0 2.0 4.0 4.1 4.2 4.4 4.5 4.6 4.8 2.8
State & Local NOL Tax Shield 0.0 0.0 0.0 0.3 0.5 0.5 0.5 0.6 0.6 0.6 0.2 0.0
Total NOL Tax Shield 0.0 0.0 0.0 2.2 4.5 4.6 4.8 4.9 5.1 5.2 5.0 2.8
TOTAL NPV OF NOL TAX SHIELD $19.7

PRIVATE AND CONFIDENTIAL
WACC Analysis
Source: Public filings, Bloomberg, Ibbotson
45
Comparable Companies Levered Beta Total Debt ($000) Equity Value ($000) Debt / Equity Average Tax Rate Unlevered Beta
Walt Disney Co. 1.07 $12,480 $72,265 17.3% 38.0% 0.96
News Corp. 1.50 13,318 39,127 34.0% 38.0% 1.24
Time Warner Inc. 1.09 16,557 34,776 47.6% 38.0% 0.84
Viacom, Inc. 1.20 6,752 23,646 28.6% 38.0% 1.02
Iconix Brand Group, Inc. 1.22 601 1,472 40.8% 38.0% 0.98
Discovery Communications, Inc. 0.84 3,613 17,081 21.2% 38.0% 0.74
Scripps Networks Interactive, Inc. 1.02 884 8,694 10.2% 38.0% 0.96
World Wrestling Entertainment Inc. 0.85 3 1,054 0.3% 38.0% 0.85
Liberty Starz Group 0.70 99 3,601 2.7% 38.0% 0.68
Outdoor Channel Holdings, Inc. 0.92 0 181 0.0% 38.0% 0.92
The New York Times Company 1.45 774 1,386 55.9% 38.0% 1.08
Gannett Co., Inc. 1.95 2,420 3,651 66.3% 38.0% 1.38
Meredith Corp. 1.39 285 1,590 17.9% 38.0% 1.25
Median 1.09 $884 $3,651 21.2% 38.0% 0.96
Average 1.17 $4,445 $16,040 26.4% 38.0% 0.99
Playboy Cost of Debt
Estimated Pre-Tax Cost of Debt 10.5%
Tax Rate 40.0%
After-Tax Cost of Debt 6.3%
Playboy Cost of Equity
Risk-Free Rate (10-yr Treasury) 3.5%
Average Peer Group Unlevered Beta 0.99
Playboy Levered Beta 1.26
Size Premium 2.7%
Market Risk Premium 6.0%
Playboy Cost of Equity 13.8%
Playboy Weighted Average Cost of Capital
Playboy Debt to Capitalization 31.3%
Playboy Equity to Capitalization 68.7%
Weighted Average Cost of Debt 2.0%
Weighted Average Cost of Equity 9.5%
Playboy WACC 11.5%